EXHIBIT 10.22


                               AMENDMENT NO. 13
                        TO MASTER REPURCHASE AGREEMENT

           Amendment No. 13, dated as of February 2, 2004 (this "Amendment"), between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer") and UNITED FINANCIAL MORTGAGE CORP. (the "Seller").

                                   RECITALS
                                   --------

           The Buyer and the Seller are parties to that certain Master Repurchase Agreement, dated as of August 29, 2001, as amended by Amendment No. 1, dated as of August 28, 2002, Amendment No. 2, dated as of September 3, 2002, Amendment No. 3, dated as of September 26, 2002, Amendment No. 4, dated as of October 1, 2002, Amendment No. 5, dated as of December 2, 2002, Amendment No. 6 dated as of January 30, 2003, Amendment No. 7, dated as of March 15, 2003, Amendment No. 8, dated as of May 30, 2003, Amendment No. 9, dated as of July 16, 2003, Amendment No. 10, dated as of July 23, 2003, Amendment No. 11, dated as of August 27, 2003, and Amendment No. 12, dated as of December 16, 2003 (the "Existing Repurchase Agreement"; as amended by this Amendment, the "Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

           The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

           Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

           SECTION 1.     Amendments.

           (a) Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by deleting clause (xiii) of the definition of "Market Value" in its entirety and replacing it with the following:

           "(xiii) when the Purchase Price for such Purchased Mortgage Loan is added to other Purchased Mortgage Loans, the aggregate Purchase Price of all Sub-Prime Mortgage Loans that are Purchased Mortgage Loans exceeds $10 million;"

           SECTION 2. Conditions Precedent. This Amendment shall become effective on February 2, 2004 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

           2.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

           (a) this Amendment, executed and delivered by a duly authorized officer of the Buyer and Seller;

           (b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

           SECTION 3. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

           SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

           SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

           SECTION 6. Acknowledgement of Anti-Predatory Lending Policies. Buyer has in place internal policies and procedures that expressly prohibit its purchase of any High Cost Mortgage Loan.

          SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                           [SIGNATURE PAGE FOLLOWS]

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           IN WITNESS  WHEREOF, the  parties have  caused their  names to  be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

 Buyer:                          CREDIT SUISSE FIRST BOSTON
                                 MORTGAGE CAPITAL LLC,
                                 as Buyer


                                 By:  /s/ Jeffrey A. Detwiler
                                    ______________________________
                                    Name:  Jeffrey A. Detwiler
                                    Title: President



 Seller:                         UNITED FINANCIAL MORTGAGE CORP.,
                                 as Seller


                                 By: /s/ Steve Y. Khoshabe
                                    ______________________________
                                    Name:  Steve Y. Khoshabe
                                    Title: President and Chief Executive
                                    Officer